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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                         April 23, 2002 (April 18, 2002)


                         AMERICAN TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)


        Delaware                   0-24248                 87-0361799
        --------                  -------                 ----------
(State or other jurisdiction of   (Commission         (I.R.S. Empl. Ident. No.)
incorporation or organization)     File Number)



          13114 Evening Creek Drive South, San Diego, California         92128
               (Address of principal executive offices)               (Zip Code)


                                 (858) 679-2114
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

Reference is made to the attached press release issued to the public by the Registrant on April 18, 2002. See the text of the press release for a description of the events reported pursuant to this Form 8-K and incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1 Press Release dated April 18, 2002.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AMERICAN TECHNOLOGY CORPORATION


Date: April 23, 2002                     By: /s/ Renee Warden
                                             -----------------
                                             Renee Warden
                                             Chief Accounting Officer,
                                             Treasurer and Secretary